UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2007
SANDY SPRING BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-19065 (Commission file number)	52-1532952 (IRS Employer Identification No)
17801 Georgia Avenue, Olney, Maryland 20832
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (301) 774-6400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.0	Other Events.
Sandy Spring Bancorp, Inc. plans to distribute the textual material included in Exhibit 99 hereto, which is incorporated herein by reference, in connection with the distribution on or about March 15, 2007, of the proxy materials for its 2007 Annual Meeting and its Annual Report on Form 10-K for the year ended December 31, 2006.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Exhibits. Exhibit 99 Communications Provided to Shareholders
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
By:	/s/ Hunter R. Hollar
Hunter R. Hollar
President and Chief Executive Officer

Dated: March 15, 2007